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                                                                    EXHIBIT 99.4


                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------



I, Dara Khosrowshahi, Executive Vice President and Chief Financial Officer of USA Interactive (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  August 14, 2002



                                           /s/ Dara Khosrowshahi
                                           -------------------------------------
                                            Dara Khosrowshahi
                                            Executive Vice President and
                                            Chief Financial Officer